UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

Fidelity Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01571	88-6585799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 21, 2025, Fidelity Private Credit Fund BSPV LLC (the “BSPV”), as borrower, a subsidiary of Fidelity Private Credit Fund (the “Fund”), entered into the First Amendment (the “First Amendment”) to the Revolving Credit and Security Agreement, dated as of May 2, 2024 (the “Agreement”), with BNP Paribas (“BNP”), as administrative agent, Virtus Group, LP, as collateral administrator, State Street Bank and Trust Company, as collateral agent, the Fund, as equityholder and investment advisor, and the lenders party thereto (the “Lenders”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Agreement.

The First Amendment provides for, among other things, (i) an increase in the maximum facility amount from $250,000,000 to $400,000,000, (ii) a decrease in the applicable margin for advances (x) during the reinvestment period from 2.55% per annum to 2.35% per annum and (y) after the reinvestment period from 3.05% per annum to 2.85% per annum, (iii) the payment of certain fees as agreed between the BSPV and BNP and (iv) replacement of the benchmark for Canadian Dollars to Term CORRA.

The description above is only a summary of the material provisions of the Agreement and is qualified in its entirety by reference to a copy of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation

The information included under Item 1.01 above regarding the First Amendment and the Agreement (as amended by the First Amendment) is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1

First Amendment to the Revolving Credit and Security Agreement, dated as of February 21, 2025, by and among Fidelity Private Credit Fund BSPV LLC, as borrower, the lenders party thereto and BNP Paribas, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Private Credit Fund

Date: February 27, 2025	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: President and Treasurer